SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12



                             KIDSTOYSPLUS.COM, INC.
               --------------------------------------------------
               Name of the Registrant as Specified In Its Charter


               --------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: Not applicable

     (2) Aggregate number of securities to which transaction applies: Not applicable

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable

     (4)  Proposed maximum aggregate value of transaction: Not applicable

     (5)  Total fee paid: Not applicable

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    Amount Previously Paid: Not applicable

    Form, Schedule or Registration Statement No.: Not applicable

    Filing Party: Not applicable

    Date Filed: Not applicable

                             KIDSTOYSPLUS.COM, Inc.
                               2924 Cliffe Avenue
                       Courtenay, British Columbia, Canada
                                     V9N 2L7



                                  May 26, 2000

Dear Stockholders:

     You are cordially invited to attend the annual meeting of stockholders of Kidstoysplus.com Inc. (the "Company") to be held at 11:00 a.m. (PST) on Friday, June 23, 2000, at the offices of Dorsey & Whitney LLP at 1420 Fifth Avenue, Suite 4200, Seattle, Washington.

     In addition to the items set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, we will report on current activities of the Company and will provide an opportunity to discuss matters of interest to you as a stockholder.

     We sincerely hope that you will be able to attend our Annual Meeting. However, whether or not you plan to attend, please sign, date, and promptly return the enclosed proxy to ensure that your shares are represented.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Kidstoysplus.com Inc.

                                        Very truly yours,


                                        /s/ Albert R. Timcke
                                        ---------------------------------------
                                        ALBERT R. TIMCKE
                                        PRESIDENT AND SECRETARY

                              KIDSTOYSPLUS.COM INC.

              -----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        June 23, 2000 at 11:00 A.M. (PST)

             ------------------------------------------------------

To the Stockholders:

     The Annual Meeting of Stockholders of Kidstoysplus.com Inc. will be held at 11:00 a.m. (PST) on Friday, June 23, 2000 at the offices of Dorsey & Whitney LLP at 1420 Fifth Avenue, Suite 4200, Seattle, Washington, for the following purposes:

     1.   To elect three directors, each to a one year term;

     2.   To  ratify  the   appointment   of   Davidson  &  Company,   Chartered
          Accountants, as the auditor for Kidstoysplus.com Inc.; and

     3. To transact any other business that may properly come before the meeting.

Only stockholders of record at the close of business on Friday, April 28, 2000 are entitled to notice of, and to vote at, the meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Albert R. Timcke
                                        ---------------------------------------
                                        ALBERT R. TIMCKE
                                        PRESIDENT AND SECRETARY

May 26, 2000



--------------------------------------------------------------------------------
                                    IMPORTANT

Whether or not you plan to attend the meeting, please sign, date, and return promptly the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States. Promptly signing, dating, and returning the proxy will save the Company the additional expense of further solicitation.
--------------------------------------------------------------------------------

                              KIDSTOYSPLUS.COM INC.
                               2924 Cliffe Avenue
                       Courtenay, British Columbia, Canada
                                     V9N 2L7

             -------------------------------------------------------

                                 PROXY STATEMENT

             -------------------------------------------------------


This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kidstoysplus.com Inc. (the "Company") to be voted at the 2000 Annual Meeting of Stockholders of the Company to be held at 11:00 a.m. (PST) on Friday, June 23, 2000. Stockholders who sign proxies may revoke them at any time before their exercise by delivering a written revocation to the Secretary of the Company, by submission of a proxy with a later date, or by voting in person at the meeting. These proxy materials, together with the Company's annual report to stockholders, are being mailed to stockholders on or about May 26, 2000.

Stockholders of record at the close of business on April 28, 2000 will be entitled to vote at the meeting on the basis of one vote for each share held. On April 28, 2000, there were outstanding 9,968,084 shares of common stock of the Company.

PROPOSAL 1:   ELECTION OF DIRECTORS

The Board of Directors will consist of three members. Directors are elected for a one year term.

The following persons have been nominated to serve as directors of the Company:

          *    Timothy J. Anderson
          *    Mark McFarland
          *    Albert R. Timcke

All of the nominees currently serve on the Company's Board of Directors. Each nominee has been nominated to serve as a director for a term of one year or until his successor is elected and qualified.

Unless a stockholder indicates otherwise, each signed proxy will be voted for the election of these nominees.

Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the Board of Directors to fill any vacancy.

The candidates elected are those receiving the largest number of votes cast by the shares entitled to vote in the election, up to the number of directors to be elected. Shares held by persons who abstain from voting on the election and broker "non-votes" will not be counted in the election.

Nominees for Election

Albert R. Timcke, Age 36

Albert R. Timcke has been a director, President, and Chief Executive Officer of the Company since February 4, 1999. Mr. Timcke's work experience for the last several years before founding the Company includes time spent serving as Vice President Corporate Development for Impact Travel Technology Inc. (August 1998 - June 1, 1999); and time spent as the Vice President of Corporate Development for International Panorama Resource Corp. (December 1996 - July 1998); and time spent as the Owner and President of Markets West (website) (October 1995 - December 1997).

Timothy J. Anderson, Age 40

Timothy J. Anderson, a resident of the United States, brings seventeen (17) years of toy industry marketing, distribution, and manufacturing experience to the Company. Over the course of his career, Mr. Anderson has been involved in a variety of toy retailing projects including early product development, product launch, and specialty retail merchandising. Mr. Anderson has been the Vice President of Marketing with Alpha International in Cedar Rapids, Iowa, since 1996. Mr. Anderson was the director of sales and marketing at Scale Models, Inc., of Dyersville, Iowa, from 1995 to 1996. Mr. Anderson has also worked at the Franklin Mint in Philadelphia, Pennsylvania, and with the Ertl Company of Dyersville, Iowa. Mr. Anderson received a B.A. in education from Buena Vista University in Storm Lake, Iowa in 1983.

Mark McFarland, Age 37

Mark McFarland, has been a director of the Company since May 16, 2000. Mr. McFarland is the current President of Curious Toys of New York. Mr. McFarland served as Vice-President of Marketing at Life-Like Products and as Vice President of Darda in Baltimore, Maryland, in the early 1990's. Mr. McFarland was employed with the Learning Curve corporation and Mr. McFarland has experience in the toy industry and has additional marketing experience from his time spent in the athletic footwear industry. Mr. McFarland holds a M.B.A. from Indiana University in Bloomington, Indiana.


The Board of Directors recommends a vote FOR each of the nominees as a director.

Board Meetings and Committees of the Board

During 1999, the Board of Directors executed five (5) written consents in lieu of special meetings.

The Board of Directors has no standing committees at this time.

Compensation of the Board of Directors

The Company's directors did not receive any compensation in their capacity as directors during the last fiscal year.

Albert R. Timcke, receives compensation from the Company in his capacity as a consultant to the Company under a Consulting Agreement dated April 1, 1999. For more information on the consultant compensation paid by the Company to Mr. Timcke, please see "Executive Compensation - Summary Compensation Table."

Each director is eligible to participate in the Company's 1999 Incentive Stock Option Plan. See "Executive Compensation" below for a description of the Plan.

Executive Officers and Key Employees of the Company

In addition to the director Albert R. Timcke who also serves as President, Secretary and Treasurer for the Company, the following persons currently serve as executive officers and key employees of the Company:

Axel Miedbrodt - Vice President of Operations

Axel Miedbrodt was the Company's operations manager during 1999 and the beginning of the year 2000. Mr. Miedbrodt was appointed Vice President of Operations on March 16, 2000. From 1998 to his affiliation with the Company, Mr. Miedbrodt was a shop foreman with Twister Pipe Ltd., of Calgary, Alberta. From 1996 to 1997, Mr. Miedbrodt was the plant manager of Mission Packaging Ltd., of Calgary, Alberta. Mr. Miedbrodt was the Vice President of Manufacturing of Interpro International Plastics in Vancouver, B.C., from 1988 to 1995, and from 1985 to 1988 he acted as the Operations Manager for Hayden Mfg. Ltd. Co. of Richmond, British Columbia. Mr. Miedbrodt has technical degrees from technical colleges located in Berlin, Germany. Mr. Miedbrodt is fluent in English and in German.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information concerning the number of shares of Common Stock owned beneficially as of March 31, 2000 by: (i) each person known to us to own more than five percent (5%) of any class of our voting securities; (ii) each of our directors; and (iii) all our directors and officers as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

------------------------------------------------------------------------------------------------------------------------
    TITLE OF             NAME AND ADDRESS OF                                    AMOUNT AND              PERCENT OF
      CLASS               BENEFICIAL OWNER                                      NATURE OF                 CLASS(1)
                                                                               BENEFICIAL
                                                                                  OWNER
------------------------------------------------------------------------------------------------------------------------
Common Stock            Albert R Timcke, Director, President                    6,600,000(2)              66.21%(2)
                        1703 Valley View Drive
                        Courtney, B.C.
                        V9N 9A7   Canada

------------------------------------------------------------------------------------------------------------------------
Common Stock            Brian C. Doutaz, +5% shareholder                          900,000(3)               9.02%(3)
                        35-12880 Railway Ave, Richmond, BC V7E 1V7
------------------------------------------------------------------------------------------------------------------------
Common Stock            Mark McFarland, Director                                      Nil                  0.00%
                        440 Lafayette Street 6th Floor
                        New York City, New York 10003
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
    TITLE OF             NAME AND ADDRESS OF                                    AMOUNT AND              PERCENT OF
      CLASS               BENEFICIAL OWNER                                      NATURE OF                 CLASS(1)
                                                                               BENEFICIAL
                                                                                  OWNER
------------------------------------------------------------------------------------------------------------------------
Common Stock            Timothy J. Anderson, Director                              50,000(4)                  *(4)(5)
                        711 3rd Street
                        Delhi, Iowa 52223
------------------------------------------------------------------------------------------------------------------------
Common Stock            Axel Miedbrodt, Executive Officer                          37,500(6)                  *(5)
                        144 Manor Drive
                        Comox, British Columbia
                        V9M 1C7  Canada
------------------------------------------------------------------------------------------------------------------------
Common Stock            All directors and officers as a group                   7,587,500 shares(7)       75.23%(1)(7)
------------------------------------------------------------------------------------------------------------------------

(1)  Based on an aggregate 9,968,084 shares outstanding as of March 31, 2000.

(2) Includes (i) options to acquire 500,000 shares of our common stock at $0.10 per share and (ii) options to acquire 600,000 shares of our common stock at $0.25 per share, which are currently exercisable.

(3) Includes (i) options to acquire 400,000 shares of our common stock at $0.10 per share and (ii) options to acquire 400,000 shares of our common stock at $0.25 per share, which are immediately exercisable.

(4) Consists of shares that may be acquired within sixty days of May 26, 2000 by exercise of incentive stock options that are vested.

(5)  Less than 1%.

(6) Consists of shares that may be acquired within sixty days of May 26, 2000 by exercise of incentive stock options that are vested.

(7) Consists of (1) the 5,500,000 shares of record owned by Mr. Timcke (2) the 100,000 shares of record owned by Mr. Doutaz (3) the 1,987,500 shares that may be acquired within sixty days of May 26, 2000 by exercise of incentive stock options that are vested by Mr. Timcke, Mr. Doutaz, Mr. Anderson, and Mr. Miedbrodt.

The Company may issue additional options to the Directors and Executive Officers in the fiscal year ending January 31, 2001.

However, the Company is not aware of any arrangement, which might result in a change in control in the future.

Section 16(a) Beneficial Ownership Reporting Compliance

Federal securities laws require the Company's directors and executive officers and persons who own more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Company.

To the Company's knowledge all of the Company's directors, executive officers, and greater-than-10% beneficial owners made all required filings on a timely basis for the fiscal year ended January 31, 2000.

PROPOSAL 2:   NOMINATION, RATIFICATION, AND APPOINTMENT OF INDEPENDENT
              ACCOUNTANTS

For the fiscal year ended January 31, 2000, the Company retained the accounting services of Davidson & Company, chartered accountants, of Vancouver, British Columbia.

The independent accountants for the Company are charged with undertaking to provide the company with audited financial statements on a year-end basis for filing with the Company's annual report to shareholders.

The Board of Directors recommends that the stockholders vote FOR approval of the proposal that Davidson & Company, chartered accountants, be appointed the Company's independent auditor for the fiscal year ending January 31, 2001.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The table below shows, for the last fiscal year (and first full fiscal year in the Company's history), compensation paid to the Company's President and the most highly paid executive officer serving at fiscal year end. For the fiscal year ended January 31, 2000, the Company had two executive officers, which received compensation under certain consulting agreements dated April 1, 1999. The compensation information for these individuals is set forth below. We refer to all these officers as the "Named Executive Officers."

The following table sets forth compensation information for our fiscal period ended January 31, 2000:

                           Summary Compensation Table

-------------------------------------------------------------------------------------------------------------------
                                                                                                       All Other
     Name and           Fiscal Year                                                Long Term        Compensation(1)
Principal Position     ended January                Compensation                 Compensation             ($)
                         31, 2000
                                        --------------------------------------------------------
                                         Salary     Bonus      Other Annual       Securities
                                           ($)       ($)     Compensation ($)    Under Options
                                                                                      (#)
-------------------------------------------------------------------------------------------------------------------
Albert R Timcke      January 31, 2000   $ 2,800      Nil           Nil              Nil (2)             56,000
-------------------------------------------------------------------------------------------------------------------
Brian C. Doutaz(3)   April 30, 1999         Nil      Nil           Nil              Nil (4)             18,000
-------------------------------------------------------------------------------------------------------------------

(1) These figures represent compensation paid to Mr. Timcke and Mr. Doutaz pursuant to Consulting Agreements between the Company and said individuals dated April 1, 1999. For more information on the consultant compensation paid by the Company to Mr. Timcke and Mr. Doutaz for the fiscal year ended January 31, 2000, please see Item 9 of the Financial Statements attached as an exhibit to the Company's Form 10-KSB for fiscal year ended January 31, 2000, as filed on May 12, 2000.
(2) Does not include Mr. Timcke's (i) options to acquire 500,000 shares of common stock at $0.10 per share and (ii) options to acquire 600,000 shares of common stock at $0.25 per share. These options were granted pursuant to a consulting agreement between the Company and Mr. Timcke dated May 1, 1999. These options expire on the earlier of May 15, 2005; thirty days after the termination (except for death or disability) of Mr. Timcke as a consultant to the company; or, one year after termination due to death or disability.
(3) Mr. Doutaz resigned as a director, and as Secretary and Treasurer of the Company, on April 7, 2000.
(4) Does not include Mr. Doutaz's (i) options to acquire 400,000 shares of common stock at $0.10 per share and (ii) options to acquire 400,000 shares of common stock at $0.25 per share. These options were granted pursuant to a consulting agreement between us and Mr. Doutaz dated May 1, 1999. These options expire on the earlier of May 15, 2005; thirty days after the termination (except for death or disability) of Mr. Doutaz as a consultant to the company; or one year after termination due to death or disability.

Stock Option Plan

On May 19, 1999, the Board of Directors of the Company approved the 1999 Stock Option Plan (the "Plan"). The Plan provides for the grant of incentive and non-qualified options to purchase up to

1,500,000 shares of common stock to officers, directors, employees, and other qualified persons that may be selected by the Plan Administrator (which currently is the Board of Directors). The Plan is intended to help attract and retain key Company employees and any other persons that may be selected by the Plan Administrator and to give those persons an equity incentive to achieve the objectives of the Company's shareholders.

Incentive stock options may be granted to any individual who, at the time of grant, is an employee of the Company or any related corporation. Non-qualified stock options may be granted to employees and to any other persons that may be selected by the Plan Administrator. The Plan Administrator fixes the exercise price for options in the exercise of its sole discretion, subject to certain minimum exercise prices in the case of incentive stock options. Options will not be exercisable until they vest according to a vesting schedule specified by the Plan Administrator at the time of grant of the option.

Options are non-transferable except by will or the laws of descent and distribution. With certain exceptions, vested but unexercised options terminate on the earlier of: (i) the expiration of the option term specified by the Plan Administrator at the date of grant (generally 10 years; or, with respect to incentive stock options granted to greater-than 10% shareholders, a maximum of five years); (ii) the date of an employee optionee's termination of employment or contractual relationship with the Company or any related corporation for cause; (iii) the expiration of three months from the date of an optionee's termination of employment or contractual relationship with the Company or any related corporation for any reason, other than cause, death or disability; or
(iv) the expiration of one year from the date of death of an optionee or cessation of an optionee's employment or contractual relationship by death or disability. Unless accelerated in accordance with the Plan, unvested options terminate immediately on termination of employment of the optionee by the Company for any reason whatsoever, including death or disability.

Option Grants In The Last Fiscal Year

During the fiscal year ended January 31, 2000, options were granted to the Named Executive Officers as follows:

--------------------------------------------------------------------------------------------------------------------
Name                              Number of Shares         Date of Grant         Date of Expiry      Exercise Price
                                    Under Option
--------------------------------------------------------------------------------------------------------------------
Albert R. Timcke                      500,000              April 1, 1999          May 15, 2005           $0.10
--------------------------------------------------------------------------------------------------------------------
                                      600,000              April 1, 1999          May 15, 2005           $0.25
--------------------------------------------------------------------------------------------------------------------
Brian C. Doutaz(1)                    400,000              April 1, 1999         August 7, 2000          $0.10
--------------------------------------------------------------------------------------------------------------------
                                      400,000              April 1, 1999         August 7, 2000          $0.25
--------------------------------------------------------------------------------------------------------------------
TOTAL                                 200,000
--------------------------------------------------------------------------------------------------------------------

(1) Mr. Doutaz resigned as a director and as Secretary and Treasurer of the Company, on April 7, 2000.

Aggregated  Option  Exercises  In Last  Fiscal Year And Fiscal  Year-End  Option
Values

During the last fiscal year, none of the Named Executive Officers exercised options to purchase shares of the Company's common stock.

Report of the Board of Directors on Executive Compensation

During  1999,  the  Board  of  Directors  was   responsible   for   establishing
compensation policy and administering the compensation programs of the Company's executive officers.

The amount of compensation paid by the Company to each of its directors and officers and the terms of those persons' employment is determined solely by the Board of Directors, except as otherwise noted below. The Company believes that the compensation paid to its directors and officers is fair to the Company.

In the past, Albert R. Timcke has negotiated all executive salaries on behalf of the Company. The Board of Directors believes that the use of direct stock awards is at times appropriate for employees, and in the future intends to use direct stock awards to reward outstanding service to the Company or to attract and retain individuals with exceptional talent and credentials. The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of the Company's stockholders.

Compensation of Chief Executive Officer

Albert R. Timcke receives compensation as a consultant for his services as the Company's President and Chief Executive Officer under a consulting agreement between the Company and Mr. Timcke dated April 1, 1999.

Mr. Timcke received two options to acquire an aggregate of 1,100,000 shares of the Company's common stock in the fiscal year ended January 31, 2000. See "Summary Compensation Table -- Footnote 2." For the fiscal year ending January 31, 2001, Mr. Timcke will continue to be entitled to receive options to purchase common stock of the Company under the Company's 1999 Stock Option Plan.

The Company does not intend to pay its directors compensation for the fiscal year ended January 31, 2001. However, the Company may issue stock options to directors and executive officers in the fiscal year ending January 31, 2001.

Certain Relationships And Related Transactions

During the year ended January 31, 2000, the following related party transactions occurred:

1.   The Company paid $2,800 in management fees to the Company president, Albert
     R. Timcke.

2. The Company paid consulting fees of $51,500 to Albert R. Timcke and $18,000 in consulting fees to Brian C. Doutaz, a former director.

3. The Company issued Mr. Timcke options under a consulting agreement dated April 1, 1999, as follows: (i) an option to acquire 500,000 shares of common stock at $0.10 per share and (ii) an option to acquire 600,000 shares of common stock at $0.25 per share.

4. The Company issued Mr. Doutaz options under a consulting agreement dated April 1, 1999, as follows: (i) an option to acquire 400,000 shares of common stock at $0.10 per share and (ii) an option to acquire 400,000 shares of common stock at $0.10 per share.

During 1999, the Company paid only those salaries and other  compensation to its
Named   Executive   Officers  as  set  forth   under  the   heading   "Executive
Compensation."

                              SHAREHOLDER PROPOSALS

Under Rule 14a-8e(2) of the Securities and Exchange Commission, stockholder proposals intended for inclusion in next year's proxy statement must be directed to the Corporate Secretary at Kidstoysplus.com Inc., 2924 Cliffe Avenue, Courtenay, British Columbia, Canada, V9N 2L7, and must be received by January 26, 2001. Any stockholder proposal for next year's annual meeting submitted after January 26, 2001 will not be considered filed on a timely basis with the Company under SEC Rule 14a-4(c)(1). For proposals that are not timely filed, the Company retains discretion to vote proxies it receives. For proposals that are timely filed, the Company retains discretion to vote proxies it receives, provided that (1) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and
(2) the proponent does not issue a proxy statement.

                               INDEPENDENT AUDITOR

Davidson & Company, Chartered Accountants, was the Company's independent auditor for the fiscal year ended January 31, 2000. The year ended January 31, 2000, was the first fiscal year in the Company's history. The Board of Directors for the Company intends to continue to use Davidson & Company as the Company's independent auditors for the fiscal year ending January 31, 2001, and proposes to the shareholders of the Company that the same be nominated, ratified, and appointed for the fiscal year ending January 31, 2001. Representatives of Davidson & Company may be present at the annual meeting.

                             SOLICITATION OF PROXIES

The proxy card accompanying this proxy statement is solicited by the Board of Directors. Proxies may be solicited by officers, directors, and other employees of the Company, none of who will receive any additional compensation for their services. Solicitations of proxies may be made personally or by mail, telephone, telegraph, facsimile, or messenger. The Company will pay to persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. All costs of soliciting proxies will be paid by the Company.

                                  OTHER MATTERS

The Company is not aware of any other business to be acted on at the meeting. If other business requiring a vote of the stockholders comes before the meeting, the holders of the proxies will vote in accordance with their best judgment.

May 26, 2000


A copy of the Company's Annual Report on Form 10-KSB for fiscal year 1999, containing information on operations filed with the Securities and Exchange Commission, is available on written request. Please write to: Albert R. Timcke, President, Kidstoysplus.com Inc., 2924 Cliffe Road, Courtenay, British Columbia, Canada, V9N 2L7.

                                      PROXY

                  For the Annual Meeting of the Stockholders of
                              KIDSTOYSPLUS.COM INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS






     The undersigned appoints ALBERT R. TIMCKE and TIMOTHY J. ANDERSON, and each of them, with full power of substitution, as proxies to vote the shares that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Friday, June 23, 2000 and at any adjournment thereof.

                (Continued and to be signed on the reverse side)








 ................................................................................

                              FOLD AND DETACH HERE


                                 FOR    NOT FOR                                                     FOR    AGAINST    ABSTAIN
1. Election of Directors:                               2.  Ratification and Appointment of
                                                            Independent Accountants Davidson &      [ ]      [ ]         [ ]
    TIMOTHY J. ANDERSON          [ ]      [ ]               Company, Chartered Accountants of
                                                            Vancouver, British Columbia"
    MARK McFARLAND               [ ]      [ ]

    ALBERT R. TIMCKE             [ ]      [ ]



Except vote withheld from following
nominee(s) listed in space at right

                                                            I plan to attend the meeting.           [ ]


                                                                      This proxy, when properly
                                                                      signed will be voted in the
                                                                      manner directed herein by the
                                                                      undersigned stockholder.  IF
                                                                      NO DIRECTION IS MADE, THIS
                                                                      PROXY WILL BE VOTED FOR
                                                                      THE ELECTION OF THE NOMINEES
                                                                      NAMED IN PROPOSAL 1 AND FOR
                                                                      PROPOSAL 2.

                                                                      IMPORTANT -- PLEASE SIGN
                                                                      AND RETURN THIS PROXY
                                                                      PROMPTLY. When shares are
                                                                      held by joint tenants, both
                                                                      should sign.  When signing
                                                                      as attorney, executor,
                                                                      administrator, trustee or
                                                                      guardian, please give full
                                                                      title as such.  If a
                                                                      corporation, please sign
                                                                      in full corporate name by
                                                                      President or other authorized
                                                                      officer.  If a partnership,
                                                                      please sign in partnership
                                                                      name by an authorized
                                                                      person.


Signature(s)                                        Dated
             --------------------------------              --------------------

 ................................................................................

                              FOLD AND DETACH HERE